                                                                    Exhibit 31.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

  Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

I, Robert K. Hynes, certify that:

   1.   I have reviewed this quarterly report of Form 10-Q of WHX Corporation;

   2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material  fact  necessary to make the  statements  made,  in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this report;

   3.   Based on my knowledge,  the financial  statements,  and other  financial information  included in this  report,  fairly  present in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

   4.   The registrant's  other certifying  officer(s) and I are responsible for establishing  and  maintaining  disclosure  controls and  procedures (as
        defined  in  Exchange  Act  Rules   13a-15(e)  and  15d-15(e))  for  the
        registrant and have:

        a)  Designed such  disclosure  controls and  procedures,  or caused such
            disclosure   controls  and  procedures  to  be  designed  under  our
            supervision,  to ensure that  material  information  relating to the registrant,  including its consolidated subsidiaries,  is made known to us by others  within  those  entities,  particularly  during  the period in which this report is being prepared;

        b)  Evaluated the effectiveness of the registrant's  disclosure controls and  procedures and presented in this report our  conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the  end  of the  period  covered  by  this  report  based  on  such evaluation; and

        c)  Disclosed  in this  report any change in the  registrant's  internal
            control  over   financial   reporting   that  occurred   during  the
            registrant's   most  recent  fiscal   quarter  that  has  materially
            affected,   or  is  reasonably  likely  to  materially  affect,  the
            registrant's internal control over financial reporting; and

   5.   The registrant's other certifying officer(s) and I have disclosed, based on our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the  registrant's  auditors  and the audit  committee  of registrant's  board of directors (or persons  performing  the equivalent functions):

        a)  All significant  deficiencies and material  weaknesses in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the  registrant's  ability to record, process, summarize and report financial information; and

        b)  Any fraud,  whether or not  material,  that  involves  management or other  employees  who have a  significant  role in the  registrant's internal control over financial reporting.

                                       /s/ Robert K. Hynes
                                       -------------------
                                       Robert K. Hynes
                                       Chief Financial Officer
                                       August 8, 2003